OTHER EXHIBITS (a)


                              POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Elizabeth A. Bachman, Marie E. Connolly, Richard W. Ingram, Mark A. Karpe and John E. Pelletier, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


________________________________________          October 14, 1996
Gordon J. Davis


________________________________________          October 14, 1996
Joseph S. DiMartino


________________________________________          October 14, 1996
David P. Feldman


________________________________________          October 14, 1996
Lynn Martin


________________________________________          October 14, 1996
Daniel Rose


________________________________________          October 14, 1996
Sander Vanocur


________________________________________          October 14, 1996
Anne Wexler


________________________________________          October 14, 1996
Rex Wilder

                                  EXHIBIT A


                         Dreyfus Global Growth Fund
                       Premier Global Investing, Inc.
                        Premier Strategic Growth Fund
                           Dreyfus BASIC GNMA Fund
                 Dreyfus 100% U.S. Treasury Short Term Fund
              Dreyfus 100% U.S. Treasury Intermediate Term Fund
                  Dreyfus 100% U.S. Treasury Long Term Fund
                Dreyfus 100% U.S. Treasury Money Market Fund
                 Dreyfus Florida Municipal Money Market Fund
              Dreyfus Florida Intermediate Municipal Bond Fund
                Dreyfus New Jersey Municipal Bond Fund, Inc.
                Dreyfus New York Insured Tax Exempt Bond Fund




                              POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Elizabeth A. Keeley, Marie E. Connolly, Richard W. Ingram, Mark A. Karpe and John E. Pelletier, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Global Growth Fund, Dreyfus Premier Global Investing, Inc., Dreyfus BASIC GNMA Fund, Dreyfus 100% U.S. Treasury Short Term Fund, Dreyfus 100% U.S. Treasury Intermediate Term Fund, Dreyfus 100% U.S. Treasury Long Term Fund, Dreyfus 100% U.S. Treasury Money Market Fund, Dreyfus Florida Municipal Money Market Fund, Dreyfus Florida Intermediate Municipal Bond Fund, Dreyfus New Jersey Municipal Bond Fund, Inc. and Dreyfus New York Insured Tax Exempt Bond Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




________________________________________          April 11, 1997
Philip L. Toia